            EXHIBIT 10.30

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and effective as of April 9, 2008, by and between Access Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Jeffrey B. Davis (the “Executive”).

WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of January 4, 2008 (the “Agreement”); and

WHEREAS, the parties wish to amend certain terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment and in the Agreement, the Company and the Executive agree as follows:

1.	Section 1 of the Agreement is hereby amended in the first sentence thereof by deleting the date “January 4, 2007” and replacing it with the date “January 4, 2008”.

2.           The second sentence of Section 2 of the Agreement is hereby deleted and replaced with the following:

“As such, Executive shall devote as much of his business time as shall be necessary and appropriate in Executive’s reasonable discretion to the performance of his duties for the Company, which he shall perform faithfully and to the best of his ability.”

3.           Section 3(a) of the Agreement is hereby amended in the first sentence thereof by deleting “$335,000” and replacing it with $240,000”.

4.           Section 3(c) is hereby deleted in its entirety.

5.           Section 4 of the Agreement is hereby amended by deleting the second sentence under the subsection captioned “Discharge for Cause”.

6.           Section 4 if the Agreement is hereby further amended by deleting all of the subsection captioned “Discharge Other Than For Cause” in its entirety and replacing it with the following:

“Same as for Discharge For Cause”.

7.           Affirmation.  This Amendment is to be read and construed with the Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Agreement shall remain in full force and effect.

8.           Defined Terms. All terms not herein defined shall have the same meanings ascribed to them in Agreement.

9.           Section Headings. Section headings in this Amendment are included for the convenience of reference only shall not be a part of this Amendment for any other purpose.

10.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have signed this Amendment on the date first above written.

ACCESS PHARMACEUTICALS, INC.

By:	/s/ David P. Luci
Name:	David P. Luci
Title:	Chairman, Compensation Committee

/s/ Jeffrey B. Davis
Jeffrey B. Davis
President & CEO
April 9, 2008